SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                   FORM 8 - K


     CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) April 28, 1998
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                         STERLING FINANCIAL CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)



         Washington                   0-20800                  91-1572822
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       (State or other        (Commission File Number)       (IRS Employer
       jurisdiction of                                       Identification
       Incorporation)                                            Number)



                111 North Wall Street, Spokane, Washington 99201
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               (Address of Principal Executive Offices) (Zip Code)



     Registrant's Telephone Number, Including Area Code   (509) 458-3711
                                                          --------------

                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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     INFORMATION TO BE INCLUDED IN THE REPORT



     Item 5.  OTHER EVENTS

     On April 23, 1998, Sterling Financial Corporation ("Sterling") entered into a definitive merger agreement ("Agreement") with Big Sky Bancorp, Inc. ("Big Sky"), pursuant to which Big Sky will be merged into Sterling and Big Sky's wholly-owned subsidiary, First Federal Savings and Loan Association of Montana, will be merged into Sterling's wholly-owned subsidiary, Sterling Savings Association. The Agreement provides that each share of Big Sky's common stock will be exchanged for 1.384 shares of Sterling common stock or up to 497,545 shares of common stock, depending on the exercise of Big Sky options. The merger is intended to constitute a tax-free reorganization and to be accounted for as a pooling-of-interests.

     Pursuant to the Agreement, Big Sky has agreed to pay Sterling a termination fee of $500,000 in the event the Agreement is terminated under certain conditions, including the failure of Big Sky's shareholders to approve the Agreement or if the Agreement is terminated as a result of a breach by Big Sky. In connection with the Agreement, Sterling and certain of Big Sky's shareholders have entered into a Stockholders Agreement (the "Stockholders Agreement") pursuant to which such Stockholders have agreed to vote a minimum of 68,000 shares, in the aggregate, of Big Sky common stock in favor of the merger. The Stockholders Agreement was entered into as a condition to Sterling's entering into the Agreement.

     Consummation of the merger is subject to several conditions, including receipt of requisite regulatory approval and approval by Big Sky's shareholders. For information regarding the terms of the proposed transaction, reference is made to the Agreement and the press release dated April 23, 1998, which are attached hereto as Exhibits 2 and 99, respectively, and incorporated herein by reference.


     Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS

     c.  Exhibits:

         2. Agreement and Plan of Merger dated as of April 23, 1998, by and among Sterling Financial Corporation and Big Sky Bancorp, Inc.

        99.  Press Release dated April 23, 1998.

     STERLING FINANCIAL CORPORATION

     FORM 8 - K



     S I G N A T U R E



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its' behalf by the undersigned thereunto duly authorized.



                                        STERLING FINANCIAL CORPORATION
                                        (Registrant)

     May 1, 1998                        /s/ Daniel G. Byrne
     -----------                        -----------------------------------
     Date                               Daniel G. Byrne
                                          Sr. Vice President, Finance and
                                          Assistant Secretary

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